Debt - Interest Expense, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Interest expense
Current	$ 9	$ 17
Long-term	96	87
Interest expense	105	104
Interest income	(19)	(22)
Interest expense, net	$ 86	$ 82